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                                                                     Exhibit 23


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statement File Nos. 33-64580, 33-89726, 333-2404, 333-3480,
333-12321, 333-27611, 333-59309, 333-59529 and 333-57766.

                                       ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
December 17, 2001